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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 21, 1997 included in Integral Systems, Inc.'s Form 10-KSB for the years ended September 30, 1996 and 1997 and to all references to our Firm included in this Registration Statement.


                                       /s/ Rubino & McGeehin, Chartered
                                       --------------------------------
                                       Rubino & McGeehin, Chartered
                                       Certified Public Accountants

Bethesda, MD
August 12, 1998